Joint Filer Information

Name of Joint Filer:                    HM3/GP Partners, L.P.

Address of Joint Filer:                 c/o Hicks, Muse, Tate & Furst Incorporated
                                        200 Crescent Court, Suite 1600
                                        Dallas, Texas 75201

Designated Filer:                       Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:      July 15, 2013

Issuer Name and Ticker Symbol:          LIN TV Corp. (NYSE: TVL)

Signature:                              HM3/GP PARTNERS, L.P.

                                        By:  Hicks, Muse GP Partners III, L.P., its general partner

                                        By:  Hicks, Muse Fund III Incorporated, its general partner

                                        By:  /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                    HM3 Coinvestors, L.P.

Address of Joint Filer:                 c/o Hicks, Muse, Tate & Furst Incorporated
                                        200 Crescent Court, Suite 1600
                                        Dallas, Texas 75201

Designated Filer:                       Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:      July 15, 2013

Issuer Name and Ticker Symbol:          LIN TV Corp. (NYSE: TVL)

Signature:                              HM3 COINVESTORS, L.P.

                                        By:  Hicks, Muse GP Partners III, L.P., its general partner

                                        By:  Hicks, Muse Fund III Incorporated, its general partner

                                        By:  /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                    Hicks, Muse GP Partners III, L.P.

Address of Joint Filer:                 c/o Hicks, Muse, Tate & Furst Incorporated
                                        200 Crescent Court, Suite 1600
                                        Dallas, Texas 75201

Designated Filer:                       Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:      July 15, 2013

Issuer Name and Ticker Symbol:          LIN TV Corp. (NYSE: TVL)

Signature:                              HICKS, MUSE GP PARTNERS III, L.P.

                                        By:  Hicks, Muse Fund III Incorporated, its general
                                             partner

                                        By:  /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                    Hicks, Muse Fund III Incorporated

Address of Joint Filer:                 c/o Hicks, Muse, Tate & Furst Incorporated
                                        200 Crescent Court, Suite 1600
                                        Dallas, Texas 75201

Designated Filer:                       Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:      July 15, 2013

Issuer Name and Ticker Symbol:          LIN TV Corp. (NYSE: TVL)

Signature:                              Hicks, Muse Fund III Incorporated

                                        By:  /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer